SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        October 25, 1996
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                         NORTEK, INC.
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     (Exact name of registrant as specified in its charter)



 Delaware                        1-6112              05-0314991
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(State or Other Jurisdiction  (Commission         (IRS Employer
  of Incorporation)           File Number)  Identification No.)



         50 Kennedy Plaza, Providence, RI  02903-2360
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      (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:  (401) 751-1600
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                             N/A
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 (Former name or former address, if changed since last report)





Item 5.   Other Events.
          ------------

      On October 25, 1996, the Board of Directors of Nortek, Inc. (the "Company") authorized the repurchase of up to 500,000 shares of the Company's Common Stock in open-market or negotiated transactions subject to market conditions and cash availability.



                            SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NORTEK, INC.


Dated:  October 28, 1996        By:  /s/ Richard L. Bready
                                     ----------------------------
                                     Chairman